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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 2000, with respect to the financial statements of Vertical Software, Inc. included in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-30178) and related Prospectus of FutureLink Corp. dated May 3, 2000.


                                          /S/ ERNST & YOUNG LLP

MCLEAN, VIRGINIA

MAY 1, 2000